                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

             Check if an application to determine eligibility of a
                     Trustee pursuant to section 305(b) (2)

                               NATIONAL CITY BANK
               (Exact name of Trustee as specified in its charter)

                                   34-0420310
                      (I.R.S. Employer Identification No.)

                             1900 East Ninth Street
                             Cleveland, Ohio                        44114
                      (Address of principal executive offices)    (zip code)

                             David L. Zoeller
                             Senior Vice President and General Counsel
                             National City Corporation
                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                             (216) 575-9313
            (Name, address and telephone number of agent for service)

                                   ----------

                           PROVINCE HEALTHCARE COMPANY
               (Exact name of obligor as specified in its charter)

               DELAWARE                                        62-1710772
  (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                          Identification No.)

                             105 Westwood Place
                             Suite 400
                             Brentwood, Tennessee                   44236
                     (Address of principal executive offices)     (Zip Code)

                      4 1/2% Convertible Subordinated Notes
                       (Title of the Indenture securities)






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                                     GENERAL

1. General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency, Washington, D.C.
                        The Federal Reserve Bank of Cleveland, Cleveland, Ohio Federal Deposit Insurance Corporation, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  National City Bank is authorized to exercise corporate trust powers.

2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

                  NONE

16.      List of exhibits

         (1)      A copy of the Articles of Association of the Trustee.

                  Incorporated herein by reference is Charter No. 786 Merger No. 1043 the Articles of Association of National City Bank, which Articles of Association were included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File No. 2-49786).

                  Incorporated herein by reference is an amendment to the Articles of Association of National City Bank, which amendment was included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in April 1996 (File No. 333-02761)

         (2) A copy of the certificate of authority of the Trustee to commence business:

                  (a) a copy of the certificate of NCB National Bank to commence business.

                           Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 26, 1973, whereby NCB National Bank was authorized to commence the business of banking as a National banking



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                           Association, which true copy of said Certificate was
                           included as Exhibit 2(a) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786)

                  (b) a copy of the approval of the merger of The National City Bank of Cleveland into NCB National Bank under the charter of NCB National Bank and under the title "National City Bank."

                  Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 27, 1973, whereby the National City Bank of Cleveland was merged into NCB National Bank, which true copy of said certificate was included as Exhibit 2(b) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (3) A copy of the authorization of the Trustee to exercise corporate trust powers.

                  Incorporated herein by reference is a true and correct copy of the certificate dated April 13, 1973 issued by the Comptroller of the Currency whereby said National City Bank has been granted the right to exercise certain trust powers, which true copy of said certificate was included as Exhibit 3 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (4)      A copy of existing By-Laws of the Trustee.

                  Incorporated herein by reference is a true and correct copy of the National City Bank By-Laws as amended through January 1, 1993. This true copy of said By-Laws was included as Exhibit 4 to Form T-1 filing made by National City Bank with the Securities and Exchange Commission in March, 1995 (File 22-26594).

         (5)      Not applicable.

         (6)      Consent of the United States Institutional Trustee required by
                  Section 321(b) of the Act.

                  Attached hereto as Exhibit 6 is the Consent of the Trustee in accordance with Section 321(b) of the Trust Indenture Act of 1939 as amended.



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         (7)      A copy of the latest report of condition of the Trustee
                  published pursuant to law or the requirements of its supervising or examining authority.

                  Attached hereto as Exhibit 7 is the latest report of condition of National City Bank.

         (8)      Not applicable.

         (9)      Not applicable.




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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 19th day of January 2001.


                                    NATIONAL CITY BANK



                                    By: /s/ Faith Berning
                                        ----------------------------------------
                                        Faith Berning
                                        Vice President









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                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, and to the extent required thereby to enable it to act as an indenture trustee, National City Bank hereby consents as of the date hereof that reports of examinations of it by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve Banks, the Federal Deposit Insurance Corporation or of any other Federal or State authority having the right to examine National City Bank, may be furnished by similar authorities to the Securities and Exchange Commission upon request thereon.


                                    NATIONAL CITY BANK



                                    By: /s/ Faith Berning
                                        ----------------------------------------
                                        Faith Berning
                                        Vice President








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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 19th day of January, 2001.


                                    NATIONAL CITY BANK



                                    By: /s/ Faith Berning
                                        ----------------------------------------
                                        Faith Berning
                                        Vice President









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                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, and to the extent required thereby to enable it to act as an indenture trustee, National City Bank hereby consents as of the date hereof that reports of examinations of it by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve Banks, the Federal Deposit Insurance Corporation or of any other Federal or State authority having the right to examine National City Bank, may be furnished by similar authorities to the Securities and Exchange Commission upon request thereon.


                                    NATIONAL CITY BANK



                                    By: /s/ Faith Berning
                                        ----------------------------------------
                                        Faith Berning
                                        Vice President








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                                   EXHIBIT (1)

                     ARTICLES OF ASSOCIATION OF THE TRUSTEE

         Incorporated herein by reference is Charter No. 786 Merger No. 1043 the Articles of Association of National City Bank, which articles of Association were included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File No. 2-49786).

                                   EXHIBIT (2)

         (a) THE AUTHORIZATION OF NCB NATIONAL BANK TO COMMENCE BUSINESS.

         Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 26, 1973, whereby NCB National Bank was authorized to commence the business of banking as a National banking Association, which true copy of said Certificate was included as Exhibit 2(a) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (b) THE APPROVAL OF THE MERGER OF THE NATIONAL CITY BANK OF CLEVELAND INTO NCB NATIONAL BANK UNDER THE CHARTER OF NCB NATIONAL BANK AND UNDER THE TITLE "NATIONAL CITY BANK"

         Incorporated herein by reference is a true and corrected copy of the certificate issued by the Comptroller of the Currency under date of April 27, 1973, whereby the National City Bank of Cleveland was merged into NCB national bank, which true copy of said certificate was included as Exhibit 2(b) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

                                   EXHIBIT (3)

                    AUTHORIZATION OF THE TRUSTEE TO EXERCISE
                             CORPORATE TRUST POWERS

         Incorporated herein by reference is a true and correct copy of the certificate dated April 13, 1973 issued by the Comptroller of the Currency whereby said National City Bank has been granted the right to exercise certain trust powers, which true copy of said certificate was included as Exhibit 3 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).



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                                   EXHIBIT (4)

                          BY-LAWS OF NATIONAL CITY BANK

         Attached hereto as Exhibit 4 is a true and correct copy of the By-Laws of National City Bank.

                                   EXHIBIT (5)

               A COPY OF EACH INDENTURE OR SUPPLEMENTAL INDENTURE
                       REFERRED TO IN ITEM 4 OF FORM T-1

         The Trustee is not a trustee under any other indenture of the obligor and the obligor is not in default.

                                   EXHIBIT (6)

                       CONSENT OF THE TRUSTEE REQUIRED BY
                            SECTION 321(B) OF THE ACT

         Attached hereto as Exhibit 6 is the consent of the Trustee.

                                   EXHIBIT (7)

                    A COPY OF THE LATEST REPORT OF CONDITION
                 OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OF THE
             REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY

         Attached hereto as Exhibit 7 is the latest report of condition of National City Bank.




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         (As amended through 1-01-93)
         (#611.1)
         TFH

                                   EXHIBIT (4)

                               NATIONAL CITY BANK

                                     BYLAWS



                                    ARTICLE I

                            MEETINGS OF SHAREHOLDERS

         Section 1.1 Annual Meeting. The annual meeting of shareholders of the Association shall be held on the second Monday of April of each year at the main office of the Association in Cleveland, Ohio, at 9:00 o'clock a.m. or at such other place or hour as the Board of Directors may designate. Unless waived in writing by all shareholders, notice of such meeting shall be mailed by first class mail, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. The business of such meeting shall be the election of directors and the transaction of whatever other business my properly come before the meeting. If, for any cause, an election of directors is not made on such day, the Board of Directors shall order the election of directors to be held on some subsequent date, as soon thereafter as practical, according to the provisions of the law; and notice thereof shall be given in the manner herein provided for the annual meeting.

         Section 1.2 Special Meetings. Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors, or by any (three or more) shareholder or shareholders owning, in the aggregate, not less than twenty-five percent of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association, a notice stating the purpose of the meeting.

         Section 1.3 Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors at the meeting at which such nomination shall be voted upon.



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         Section 1.4 Judges of Election. Every election of directors by the shareholders of the Association or other matter to be voted on by the shareholders shall be managed by one or more judges, who shall be appointed by the Board of Directors. The judges shall conduct the shareholder voting at the meeting and after the close of the voting, they shall file with the Secretary a certificate under their hands certifying the results thereof, including the names of the directors elected.

         Section 1.5 Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

         Section 1.6 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                   ARTICLE II

                                    DIRECTORS

         Section 2.1 Board of Directors. The board of Directors shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by the Board of Directors.

         Section 2.2 Qualifications. Directors shall have the qualifications prescribed by law. No person shall be eligible for election as a director if such person is, on February 1st of the year such person is to be elected, past such person's 67th birthday; provided, however, that a retired chief executive officer of the Association, or of the parent of such Association, if any, shall be eligible for election as a director until such person is past his 70th birthday.

         Section 2.3 Number. The Board of Directors shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less, and (ii) exceeds by more than four the number of directors last



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elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

         Section 2.4 Organization Meeting. The Secretary, upon receiving the certificate of the judges of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the main office of the Association for the purpose of organizing the new Board of Directors and electing and appointing Executive Officers of the Association for the succeeding year. Such meeting shall be held on the day of the election, or as soon thereafter as practicable, and, in any event, within thirty days thereof.

         Section 2.5 Regular Meetings. The regular meetings of the Board of Directors shall be held on the third Monday of each month at the main office at such time as may be fixed by the Chairman of the Board or the President. Upon approval of a majority of the Board of Directors, any regular meeting of the Board of Directors may be cancelled, or may be held during any calendar month at another place or date. When any regular meeting of the Board of Directors falls upon a holiday, the meeting shall be held on the next banking business day unless the Board of Directors shall designate some other day.

         Section 2.6 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of the Association, or at the request of three (3) or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

         Section 2.7 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice.

         Section 2.8 Vacancies. When any vacancy occurs among the directors, the remaining members of the Board of Directors, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board of Directors, or at a special meeting called for that purpose.

                                   ARTICLE III

                             COMMITTEES OF THE BOARD

         Section 3.1 Executive Committee. There shall be an Executive Committee of the Board of Directors consisting of the Chairman of the Board (if a director has been appointed as Chairman of the Board), the President, and, if so appointed by the Board, one other senior officer of the Association and not less than three members of the Board of Directors, who shall not be officers of the Association, to be appointed by the Chairman of the Board or in his absence, the President, with the



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approval of such Board. The appointed members of the Executive Committee shall serve during the pleasure of the Board of Directors. The Board of Directors shall appoint a chairman and vice chairman of the Executive Committee, and in the event they are both absent from any regular or special meeting, a chairman for such meeting shall be chosen from one of their number by those members of the Executive Committee who are present. The acting chairman of the Committee may appoint one or more additional non-officer members of the Board of Directors to serve as alternate members of such Executive Committee when required to constitute a quorum at any regular or special meeting, which appointment shall be evidenced by their attendance at the meeting in question. The Executive Committee shall exercise all of the powers and perform all of the duties of the Board of Directors when the same is not in session, except those powers and duties which the laws of the United States expressly require be performed by the Board of Directors. Regular meetings of the Executive Committee shall be held at the Association at such times as may from time to time be fixed by the chairman or the vice chairman of the Committee. Special meetings of the Executive Committee may be called by the chairman or the vice chairman, or by any other two members of the Committee. Three members an/or alternate members of the Executive Committee (at least two of whom shall not be officers of the Association), shall be a quorum to transact business and should there be no quorum, no business shall be transacted. Minutes shall be kept of all meetings of the Executive Committee and such minutes shall be submitted to the Board of Directors at its next regular meeting. The Executive Committee shall select and appoint a Secretary, who need not be a member of such Committee.

         Section 3.2 Trust Committee. There shall be a Trust Committee consisting of the Chairman of the Board (if a director has been appointed as Chairman of the Board), the President, and, if so appointed by the Board, one other senior officer of the Association and not less than four members of the Board of directors, who shall not be officers of the Association, to be appointed by the Chairman of the Board, or in his absence, the President, with the approval of such Board. The appointed members of the Trust Committee shall serve during the pleasure of the Board of Directors. The Board of Directors shall appoint a chairman and a vice chairman of the Trust Committee, and in the event they are both absent from any regular or special meeting, a chairman for such meeting shall be chosen from one of their number by those members of the Committee who are present. The acting chairman of the Committee may appoint one or more additional non-officer members of the Board of Directors to serve as alternate members of such Trust Committee when required to constitute a quorum at any regular or special meeting, which appointment shall be evidenced by their attendance at the meeting in question. The Trust Committee shall supervise and review the operation of the Trust and Funds Management Division. Regular meetings of the Trust Committee shall be held at the Association at such times as may from time to time be fixed by the chairman or the vice chairman of the Committee, but not less often than once a year. Special meetings of the Trust Committee may be called by the chairman or vice chairman of



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the Committee. Three members an/or alternate members of the Trust Committee (at least two of whom shall not be officers of the Association), shall be a quorum to transact business and should there be no quorum at any regular or special meeting, the members present may adjourn from time to time until a quorum is in attendance. In the absence of a quorum, no business shall be transacted. Minutes shall be kept of all meetings of the Trust Committee, and such minutes shall be submitted to the Board of Directors at its next regular meeting. The Trust Committee shall select and appoint a Secretary, who need not be a member of such Committee.

         Section 3.3 Other Committees. The Board of Directors may appoint, from time to time, from its own members, committees of the Board of Directors, consisting of one or more persons, for such purposes and with such powers as the Board of Directors may determine.

                                   ARTICLE IV

                             OFFICERS AND EMPLOYEES

         Section 4.1 Chairman of the Board. The Board of Directors may appoint one of its members to be Chairman of the Board to serve at the pleasure of the Board. The Chairman of the Board, if one is appointed, shall preside at all meetings of the Board of Directors, shall supervise the carrying out of the policies adopted or approved by the Board, shall have general executive powers as well as the specific powers conferred by these Bylaws, and shall also have such further powers and duties as from time to time may be conferred upon, or assigned to, him by the Board of Directors. In the absence of a Chairman of the Board and if the President is absent, the Board of Directors shall, at any meeting of the Board, choose a member present to be Chairman for that meeting.

         Section 4.2 President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairman of the Board, he shall preside at any meeting of the Board of Directors. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the office of President, or imposed by these Bylaws. He shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to him by the Board of Directors.

         Section 4.3 Secretary. The Board of Directors shall appoint a Secretary who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these Bylaws to be given. The Secretary shall be custodian of the corporate seal, records, documents and papers of the Association. The Secretary shall provide for the keeping of proper records of all transactions of the Association.



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The Secretary shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of Secretary, or imposed by these Bylaws. The Secretary shall also perform such other duties as may be assigned to him from time to time by the Board of Directors.

         Section 4.4 Other Officers. In addition to the foregoing officers, the Board of Directors shall appoint a Comptroller, shall appoint or designate an Auditor and may from time to time appoint one or more officers as may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers appointed by the Board of Directors shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairman of the Board, or the President.

         Section 4.6 Tenure of Office. The Chairman of the Board and the President shall hold their offices for the current year for which the Board of which they are members, was elected, unless they shall resign, become disqualified or be removed with or without cause; and any vacancy occurring in the office of the President shall be promptly filled by the Board of Directors.

                                    ARTICLE V

                          STOCK AND STOCK CERTIFICATES

         Section 5.1 Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights and liabilities of the prior holder of such shares.

         Section 5.2 Stock Certificates. Certificates of Stock shall bear the signature of the Chairman of the Board or the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary or any Assistant Secretary or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized officer, and the seal of the Association shall be engraved, printed or impressed thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                   ARTICLE VI

                                 CORPORATE SEAL

         The Assistant Secretary or any employee designated by the Secretary or any Assistant Secretary shall have authority to affix the corporate seal to any document requiring such seal and to attest the same.



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                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.1 Fiscal year. The fiscal year of the Association shall be the calendar year.

         Section 7.2 Execution of the Instruments. All agreements, contracts, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairman of the Board, the President, any Vice President, or the Secretary. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association by such other officers, employees or agents of the Association or of other subsidiaries of National City Corporation, as may be designated in writing from time to time by any two Senior Officers, or by a Senior Officer and any Vice President of the Association. For purposes of this Section 7.2, the term "Senior Officer" shall include the Chairman of the Board, the President, any Executive or Senior Vice President, and any other officer of the Association designated by the Board of Directors as a "Senior Officer".

         Section 7.3 Bank Accounts. Any two of the following designated officers in the Commercial Lending Division of the Bank are hereby authorized to establish, from time to time, one or more bank accounts with any commercial banking institution(s) which such officers shall in their discretion determine appropriate, including National City Bank or any of its successors and shall be authorized to execute any documents and take any other action on behalf of the Bank in respect of any account of the bank (including but not limited to the appointment in writing, from time to time, of one or more persons to be authorized to execute checks or drafts drawn upon such account and to otherwise give instructions with respect to the management of such account and the transfer by wire or otherwise of funds to or from such account) and that to the extent a particular form of resolution authorizing the foregoing is required to establish an account with a certain bank, it shall be deemed to have been adopted by this Bylaw and the Secretary of the Bank may so certify. The officers of the bank so designated by this Section 7.3 shall be both Senior Officers, as designated in accordance with Section 7.2 of these Bylaws, provided that one of such officers shall be an Executive vice President or above.

         Section 7.4 Records. The Articles of Association, the Bylaws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary or other officer appointed to act as Secretary of the meeting.



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                                  ARTICLE VIII

                                     BYLAWS

         Section 8.1 Inspection. A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

         Section 8.2 Amendments. The Bylaws may be amended, altered or repealed at any regular meeting of the Board of Directors by a vote of a majority of the whole number of the Board of Directors.

                                   ARTICLE IX

                       EMERGENCY OPERATION OF ASSOCIATION

         In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of this Association by its Board of Directors and officers as contemplated by these Bylaws, any two or more available members of the then incumbent Executive Committee shall constitute a quorum of that committee for the full conduct and management of the affairs and business of the Association in accordance with the provisions of these Bylaws; and in addition, such committee shall be empowered to exercise all of the powers reserved to the Trust Committee under Article III, Section 3.2 hereof. In the event of the unavailability, at such time, of a minimum of two members of the then incumbent Executive Committee, the then available Directors shall designate three or more of their members to constitute the Executive Committee for the full conduct and management of the affairs and business of the Bank in Accordance with the foregoing provisions of this Article. This Bylaw shall be subject to implementation by resolution of the Board of Directors passed from time to time for that purpose, and any provision of these Bylaws (other than this Article) and any resolutions which are contrary to the provisions of this Article or to the provisions of any of such implementary resolutions shall be suspended until it shall be determined by any interim Executive Committee acting under this Article that it shall be to the advantage of this Association of resume the conduct and management of its affairs and business under all of the other provisions of these Bylaws.

                                    EXHIBIT 6

                                TRUSTEE'S CONSENT

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 2nd Day of December, 1994.


                                    NATIONAL CITY BANK



                                    By /s/ Janet A. Schwartz
                                       -----------------------------------------
                                       Janet A. Schwartz
                                       Vice President

                               REPORT OF CONDITION

                               NATIONAL CITY BANK
                  (INCLUDING DOMESTIC AND FOREIGN SUBSIDIARIES)

      IN THE STATE OF OHIO, AT THE CLOSE OF BUSINESS ON SEPTEMBER 30, 2000

                                     ASSETS
                                                                      (In Thousands)
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin .........   $1,215,451
         Interest-bearing balances ..................................          200
Securities:
         Held-to-maturity securities ................................            0
         Available-for-sale securities ..............................    3,298,208
Federal funds sold and securities purchased under agreement
  to resell .........................................................      132,384
Loans and lease financing receivables:
Loans and leases, net of unearned income.............   $27,182,849
Less:  Allowance for loan and lease losses...........       391,514
Loans and leases, net of unearned income and allowance ..............   26,791,335
Assets held in trading accounts .....................................            0
Premises and fixed assets (including capitalized leases) ............      330,490
Other real estate owned .............................................        5,864
Customers' liability to this bank on acceptances outstanding.........       12,148
Intangible assets ...................................................       81,425
Other assets ........................................................    1,397,617
                                                                       -----------
         TOTAL ASSETS ...............................................  $33,265,122
                                                                       ===========

                                   LIABILITIES
Deposits:
In domestic offices .................................................  $14,997,315
         Non-interest bearing.........................   $3,169,904
         Interest bearing.............................   11,827,411
In foreign offices, Edge and Agreement subsidiaries, and IBFs .......    1,673,187
     Interest bearing.................................    1,673,187
Federal funds purchased and securities sold under agreements
  to repurchase .....................................................    3,557,133
Demand notes issued to the U.S. Treasury ............................      429,500
Trading liabilities .................................................            0
Other borrowed money:
         With a remaining maturity of one year or less ..............    5,383,600
         With a remaining maturity of more than one year through
           three years ..............................................    1,917,516
         With a remaining maturity of more than three years .........    1,578,970
Bank's liability on acceptance executed and outstanding .............       12,148
Subordinated notes and debentures ...................................      720,769
Other liabilities ...................................................      654,303
                                                                       -----------
         TOTAL LIABILITIES ..........................................   30,924,441
                                                                       ===========

                                 EQUITY CAPITAL

Common Stock ........................................................        7,311
Surplus .............................................................       11,399
Undivided profits and capital reserves ..............................    2,385,913
Net unrealized holding gains (losses) on available-for-sale
  securities ........................................................      (63,832)
Cumulative foreign currency translation adjustments .................         (110)
         TOTAL EQUITY CAPITAL .......................................    2,340,681
                                                                       -----------
         TOTAL LIABILITIES AND EQUITY CAPITAL .......................  $33,265,122
                                                                       ===========





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